SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 5

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 36

                                 THE FLEX-FUNDS
               (Exact Name of Registrant as Specified in Charter)

             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                (Address of Principal Executive Offices-Zip Code)

       Registrant's Telephone Number, including Area Code: (614)766-7000

                          COMMISSION FILE NO. 33-88420
                          COMMISSION FILE NO. 811-3462

           DONALD F. MEEDER, SECRETARY - R. MEEDER & ASSOCIATES, INC.
             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     It is proposed that this filing will become effective (check appropriate box).  -----
       /XXX /   immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
       /    /   on               pursuant to paragraph (b) of Rule 485.
       -----
       /    /   60 days after filing pursuant to paragraph (a)(1).
       -----
       /    /   on (date) pursuant to paragraph (a)(1).
       -----
       /    /   75 days after filing pursuant to paragraph (a)(2).
       -----
       /    /   on (date) pursuant to paragraph (a)(2) of Rule 485.
       -----

If appropriate, check the following box:
       -----
       /    /   This post-effective amendment designates a new effective date
       -----    for a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective July 28, 1983. The 24(f)-2 Notice for the fiscal year ended December 31, 1996, was filed with the Commission on February 19, 1997.

The Utilities Stock Portfolio has also executed this Registration Statement.

                   THE FLEX-FUNDS TOTAL RETURN UTILITIES FUND
                       CROSS REFERENCE SHEET TO FORM N-1A


PART A.

ITEM A.             PROSPECTUS CAPTION

1            Cover Page

2            Highlights
             Synopsis of Financial Information

3            Financial Highlights

4            The Fund and its Management
             Investment Objective and Policies
             Other Investments and Policies

5            The Fund and its Management
5A           Performance Comparison

6(a)         Other Information - Shares of Beneficial Interest
6(b)         Not Applicable
6(c)         Other Information - Shares of Beneficial Interest
6(d)         Not Applicable
6(e)         Highlights
6(f)(g)      Income Dividends and Taxes
6(h)         Cover Page
             Investment Objective and Policies
             Other Information - Investment Structure

7(a)         Not Applicable
7(b)         How Net Asset Value is Determined
7(c)         Not Applicable
7(d)         How To Buy Shares
7(e)         Distribution Plan
7(f)         Distribution Plan
7(g)         Not Applicable

8(a)         How To Make Withdrawals (Redemptions)
8(b)         How To Make Withdrawals (Redemptions)
8(c)         Shareholder Accounts
8(d)         How To Make Withdrawals (Redemptions)

9            Not Applicable

                          PROSPECTUS -- April 30, 1997
                                 THE FLEX-FUNDS
                           TOTAL RETURN UTILITIES FUND
                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.

                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-325-FLEX
                                  614-760-2159


     The Total Return Utilities Fund (the "Total Return Utilities Fund" or the "Fund") is a member of The Flex-funds family of mutual funds, which is organized as a business trust (the "Trust"). The Fund's investment objective is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Fund will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Fund also seeksL capital appreciation, but only when consistent with its primary investment objective.

     The Fund seeks to achieve its investment objective by investing all of its investable assets in the Utilities Stock Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Accordingly, investors should carefully consider this investment approach. For additional information regarding this unique concept, see "Investment Objective and Policies" and "Other Information - Shares of Beneficial Interest and Investment Structure."

     One feature that distinguishes the Fund from other open-end funds of this type is that it pays monthly (as opposed to quarterly or semiannual) dividends. The Fund attempts to provide investors with a consistent level of monthly dividend income, although there is no guarantee that it will be able to do so.


     This Prospectus sets forth basic information about the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                          Page
Highlights................................ 2
Synopsis of Financial Information......... 3
Financial Highlights...................... 4
Performance Comparison.................... 5
Investment Objective and Policies......... 6
     Risk Factors......................... 8
Other Investments and Policies............ 9
The Fund and Its Management...............13
Distribution Plan.........................15
Income Dividends and Taxes................16
How Net Asset Value is Determined.........17
Performance Information and Reports.......17
Other Information.........................18
SHAREHOLDER MANUAL
How To Buy Shares.........................20
How To Make Withdrawals (Redemptions).....22
Exchange Privilege........................23
Retirement Plans..........................25
Other Shareholder Services................25
Shareholder Accounts......................26

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE: The Total Return Utilities Fund's investment objective is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Fund will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Fund also seeks capital appreciation, but only when consistent with its primary investment objective. The Fund seeks to achieve its objective by investing all of its investable assets in a corresponding open-end management investment company, the Utilities Stock Portfolio (the "Portfolio"), having the same investment objective as the Fund. See "Investment Objective and Policies."


     LIQUIDITY: As an open-end investment company, the Total Return Utilities Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     DIVERSIFICATION: The Portfolio is a diversified mutual fund because 75% of the assets of the Portfolio are restricted by the following rules: (1) No more than 5% of the Portfolio's assets may be invested in the securities of a single issuer (other than U.S. Government Securities) and (2) the Portfolio may not purchase more than 10% of any issuer's outstanding voting securities.

     NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Fund offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan--401(k), Individual Retirement Account (IRA), Simple IRA, Simplified Employee Pension Plan (SEP), and a number of other special shareholder services. See "Retirement Plans."


     MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974 and to mutual funds since 1982. See "The Fund and Its Management."

     SUBADVISER: Miller/Howard Investments, Inc. is the Portfolio's subadviser (the "Subadviser"). The Subadviser has been an investment adviser to broker-dealers, investment advisers, employee benefit plans, endowment funds, foundations and other institutions and individuals since 1984. See "The Fund and Its Management."

     DISTRIBUTION PLAN: The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, as much as 25/100 of 1% of average net assets may be paid annually to aid in the distribution of shares. See "Distribution Plan."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

--------------------------------------------------------------------------------
                        Synopsis of Financial Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
     Maximum Sales Load Imposed
          on Purchases (as a percentage
          of offering price).......................................   none
     Maximum Deferred Sales Load (as
          a percentage of original purchase price
          or redemption proceeds, as applicable)...................   none
     Maximum Sales Load Imposed on Reinvested
          Dividends................................................   none
     Redemption Fees...............................................   none
     Exchange Fee..................................................   none
Annual Fund Operating Expenses
    (As a percentage of average net assets)
     Management Fees...............................................   1.00%
     Distribution Plan (Rule 12b-1 Fees)*..........................   0.25%
     Other Expenses (After Expense Reimbursements)                    0.00%
                                                                     ------
    TOTAL FUND OPERATING EXPENSES**................................   1.25%
    (After Expense Reimbursements)

------------------------------------------------------------------------------------------------
                                                     Cumulative Expenses
                                                     Paid for the Period of:
Example:                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                     ------     -------     -------     --------
------------------------------------------------------------------------------------------------
An investor would pay the following expense
on a $1,000 investment, assuming (1) a 5% annual
return throughout the period and (2) redemption
at the end of each time period:                       $13**      $40**       $68**       $145**
------------------------------------------------------------------------------------------------

*Distribution Plan Expense: The Trust is party to agreements whereby consultant companies or individuals (including two Trustees) are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expenses include: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

**Expenses used in these illustrations are based upon expenses incurred for both The Total Return Utilities Fund and its proportionate share of expenses from its corresponding Portfolio, the Utilities Stock Portfolio, for the year ended December 31, 1996. During the year, the Investment Adviser and Subadviser reimbursed a portion of Fund expenses in order to reduce the operating expenses of The Total Return Utilities Fund. Total Fund Operating Expenses shown as "After Expense Reimbursements" are based on actual fees paid by the Fund. Had the expenses not been reimbursed, Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets, would have been 1.70% and 2.95%, respectively.

The tables above are meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Fund and Its Management" and "Distribution Plan."

Principally because there is no duplication of fees or expenses between the Fund and the Portfolio, the Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will, at a minimum, be approximately equal to and may be less than the expenses that would be incurred by the Fund if the Fund continued to retain the services of an investment adviser and to invest directly in portfolio securities. There can, of course, be no assurance that any such expense savings will be realized. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Fund and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance or expenses, as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights of The Total Return Utilities Fund are listed below. This information has been audited in conjunction with the audit of the financial statements of the Total Return Utilities Fund and its corresponding Portfolio, the Utilities Stock Portfolio, by KPMG Peat Marwick LLP, independent certified public accountants for the year ended December 31, 1996 and for the period from June 21, 1995 through December 31, 1995.

                         THE TOTAL RETURN UTILITIES FUND

                                                   1996             1995*
                                                   ----             -----
Net Asset Value, Beginning of Period              $14.14           $12.50
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net Investment Income                               0.37             0.21
--------------------------------------------------------------------------------
Net Gains or Losses on Securities
(both realized and unrealized)                      1.48             1.64
--------------------------------------------------------------------------------
Total from Investment Operations                    1.85             1.85
--------------------------------------------------------------------------------
Less Distributions
------------------
Dividends (from net investment income)             (0.37)           (0.21)
--------------------------------------------------------------------------------
Distributions (from capital gains)                 (0.64)
--------------------------------------------------------------------------------
Total Distributions                                (1.01)           (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $14.98           $14.14
--------------------------------------------------------------------------------
Total Return                                       13.33%           15.00%
--------------------------------------------------------------------------------


                                      A-4

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, End of Period ($000)                   $5,074            $2,881
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             1.25%            1.25%+
--------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets           2.55%            3.18%+
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     before expense reimbursement(1)                2.95%            4.35%+
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
     Net Assets, before expense reimbursement       0.85%            0.08%+
--------------------------------------------------------------------------------
Portfolio Turnover Rate(2)                           51%               5%
--------------------------------------------------------------------------------

*For the period June 21, 1995 to December 31, 1995.
(1) See "Synopsis of Financial Information" for explanation of Adviser's expense reimbursements.
(2)  Turnover rate of corresponding portfolio
 +   Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information Dated April 30, 1997.

--------------------------------------------------------------------------------
                             Performance Comparison
--------------------------------------------------------------------------------

The Total Return Utilities Fund vs. The Dow Jones               The Total Return
Utility Average and Morningstar's Average Utilities Fund        Utilities Fund
The Growth of $10,000 (6/21/95* to 12/31/96)                    Average Annual
                                                                Total Return
    The Total Return  The Dow Jones    Morningstar's            ----------------
    Utilities Fund    Utility Average  Average Utilities Fund
    ----------------  ---------------  ----------------------
                                                                1 Year
        $10,000           $10,000            $10,000            ---------
1995    $11,500           $11,483            $11,425            13.33%
1996    $13,033           $12,528            $12,553
                                                                SINCE INCEPTION
                                                                (6/21/95)
                                                                ----------------
                                                                18.88%

The graph depicting the growth of $10,000 and the total return for The Total Return Utilities Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The Dow Jones Utility Average does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1996 IN REVIEW.

The total return of The Total Return Utilities Fund was 13.33 percent during 1996. For the same period, the total return of the average Utilities fund, as reported by Morningstar, Inc., was 9.88 percent. The Dow Jones Utility Average provided a total return of 9.10 percent during 1996.

As deregulation and rising interest rates gripped the utilities stock market during 1996, The Total Return Utilities Fund outpaced both the average utility fund and the Dow Jones Utility Average based on the selection of what the Subadviser believes to be fundamentally strong stocks. Natural gas stocks played a large part in the Fund's success over the course of the year based both on sharply higher product prices and some notable acquisitions. Stocks from the telecommunications service sector also represented a significant portion of the Portfolio throughout 1996 and contributed to the results achieved by the Fund.

--------------------------------------------------------------------------------
                        Investment Objective and Policies
--------------------------------------------------------------------------------

     The Total Return Utilities Fund and the Utilities Stock Portfolio have their own separate investment objectives and policies, as set forth below. Except as otherwise expressly provided herein, these investment objectives and policies, which are identical, are not fundamental and may be changed by the Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in the Portfolio, see "Other Information - Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The Portfolio's investment objective is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective. There can be no assurance that such objective will be achieved.


     The Portfolio seeks to achieve its objective by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the Subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's total assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the Subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid. See "Investment Policies and Limitations" in the Statement of Additional Information.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the Subadviser, provide a high level of current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment objective.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment objective.

     The Subadviser emphasizes quality in selecting investments for the Portfolio, and in addition to looking for high credit ratings, the Subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests generally are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the Subadviser.

     A change in prevailing interest rates is likely to affect the Portfolio's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     During periods when the Subadviser deems it necessary for temporary defensive purposes, the Portfolio may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio may invest in financial futures contracts, related options and forward currency contracts in order to implement hedging strategies. These instruments are considered derivatives, whose value can be affected significantly by even small market movements, sometimes in unpredictable ways. See "Other Investments and Policies - Currency, Options and Futures Transactions."

     Except as otherwise expressly provided herein, all investment objectives and policies stated throughout this prospectus are not fundamental and may be changed without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. The Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or
(b) the Fund would hold more than 10% of the voting securities of such issuer. The foregoing investment policies regarding concentration and diversification are fundamental and may not be changed without shareholder approval. See "Investment Policies and Limitations" in the Statement of Additional Information.


RISK FACTORS

     By itself, the Portfolio does not constitute a balanced investment plan; the Portfolio seeks a high level of current income and growth of income with capital appreciation as a secondary objective. The Portfolio invests primarily in common stock, preferred stock and securities convertible into common or preferred stock. Changes in interest rates may also affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Portfolio's net asset value. The Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objective, the Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     In addition, the Portfolio may invest in private placement commercial paper. Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     The Subadviser intends to manage the Portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

--------------------------------------------------------------------------------
                         Other Investments and Policies
--------------------------------------------------------------------------------

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

     o    Bank Obligations and Instruments Secured Thereby.

     o High Quality Commercial Paper -- The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

     o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

     o    Repurchase Agreements -- see "Repurchase Agreements" below.

     At the discretion of the Subadviser, the Portfolio may employ the following strategies in pursuing its investment objective.

     CURRENCY, OPTIONS AND FUTURES TRANSACTIONS. The Portfolio may use forward currency contracts, futures contracts, options on securities or options on futures contracts to implement strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Portfolio. There can be no assurance that such efforts will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. For example, when the Portfolio anticipates making a purchase or sale of a security, the Portfolio may enter into a forward currency contract in order to set the rate at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Portfolio may enter into a forward contract to sell the currency the Subadviser expects to decline in an amount approximating the value of some or all of the Portfolio's securities denominated in a foreign currency. The Portfolio also may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates.

     In addition, the Portfolio may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which the Subadviser intends to include in the Portfolio. The Portfolio also may write covered call options and buy put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the utilities market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

     Further, the Portfolio may sell stock index futures contracts and may purchase put options or write covered call options on such futures contracts to protect against a general stock market decline or a decline in the utilities market sector that could adversely affect the Portfolio. The Portfolio also may buy stock index futures contracts and purchase call options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. The Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of the Portfolio against changes in the general level of interest rates.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     Although the Portfolio might not employ any of the foregoing strategies, its use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the utilities market sector and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Portfolio invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out of certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). See "Distributions and Taxes" in the Statement of Additional Information.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts, related options and forward currency contracts used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

SECURITIES LENDING

     The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the security. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

BORROWING


     The Portfolio may borrow an amount up to 33-1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary or emergency purposes. The Portfolio may pledge up to 33-1/3% of its assets to secure such borrowings. The Portfolio may borrow from banks or through reverse repurchase agreements. However, the Portfolio will not purchase portfolio securities if borrowings exceed 5% of the Portfolio's total assets.


     If the Portfolio borrows money, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

PORTFOLIO TURNOVER

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolios in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


     The Portfolio's turnover rate for 1996 was 51%. This turnover rate was a result of rebalancing stock positions within the Portfolio to maximize performance in each industry represented in the Portfolio. The Utilities Stock Portfolio's annual portfolio turnover rate is not expected to exceed 60%.

     The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Portfolio's investments.

--------------------------------------------------------------------------------
                           The Fund and Its Management
--------------------------------------------------------------------------------

     The Fund is a diversified, open-end management investment company organized as a series of The Flex-funds, a Massachusetts business trust, on August 4, 1994. The Fund and such trust are collectively referred to as the "Fund". The Fund's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Fund are managed under the direction of its Board of Trustees.

     The Fund has no investment adviser because the Fund seeks to achieve its investment objective by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974 and to mutual funds since 1982. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel, and investment advisory services provided by the Subadviser to the Portfolio.


     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are R. Meeder & Associates, Inc.; Mutual Funds Service Co., the Fund's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.


     The Manager earns an annual fee, payable in monthly installments, from the Portfolio at the rate of 1.00% of the first $50 million, .75% of the next $50 million and .60% in excess of $100 million, of average net assets. These fees are higher than the fees charged to most other investment companies.


     Accounting, stock transfer, dividend disbursing and shareholder services are provided to the Fund and the Portfolio by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of .15% of the first $10 million, .10% of the next $20 million, .02% of the next $50 million and .01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or .10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services

Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1996, total payments to Mutual Funds Service Co. amounted to $14,688 for the Fund and Portfolio collectively.

     A broker-dealer may use a portion of the commissions paid by the Portfolio to reduce the Portfolio or the Fund's expenses.

     Information concerning the Trustees and officers of both the Fund and Portfolio appears in the Statement of Additional Information.

SUBADVISER


     Miller/Howard Investments, Inc. (the "Subadviser"), 141 Upper Byrdcliffe,
P. O. Box 549, Woodstock, New York 12498, serves as the Portfolio's Subadviser under an Investment Subadvisory Agreement between the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Portfolio. The Subadviser is compensated for its services by the Manager based on the value of the average daily net assets of the Portfolio, payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory agreement and supervises the Subadviser's performance of such services.

     The Subadviser, a Delaware corporation, is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, the Subadviser held discretionary investment authority over approximately $183 million of assets. The Subadviser is controlled by Lowell Miller through ownership of voting common stock. Lowell Miller, a director and the President of the Subadviser, is a Trustee of the Utilities Stock Portfolio, a Vice President and Trustee of The Flex-funds and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager.


     The Manager or the Subadviser may take into account sales of shares of the Fund and other funds advised by the Manager in selecting broker-dealers to effect portfolio transactions on behalf of the Portfolio.

PORTFOLIO MANAGER

     Lowell Miller, a director and President of the Subadviser, is primarily responsible for the day-to-day management of the Utilities Stock Portfolio. Mr. Miller has been associated with the Subadviser and its predecessor since 1984, and has managed the Utilities Stock Portfolio since its inception in 1995.


--------------------------------------------------------------------------------
                                Distribution Plan
--------------------------------------------------------------------------------

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes the Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. The Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 0.25% of the Fund's average net assets annually pursuant to the Plan.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.


     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans, to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days notice, without further obligation beyond the date of termination.


     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     The Manager or the Subadviser may use its resources to pay expenses associated with the sale of Fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or the Subadviser any separate fees for this service.

     Total payments made under the Plan by The Total Return Utilities Fund for the period ended December 31, 1996, as a percentage of average net assets, amounted to 0.25%. (See "Synopsis of Financial Information.")


--------------------------------------------------------------------------------
                           Income Dividends and Taxes
--------------------------------------------------------------------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Fund's dividends are distributed at the end of the month and declared payable to shareholders on the last business day of each month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact the Transfer Agent. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.


     TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year. The Fund qualified as a "regulated investment company" for the year ended December 31, 1996.


     The Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in December and paid in January of the following year are taxable as if they were paid on December 31.

     Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

     A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations. The Fund will send you a tax statement by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS.

     You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

     "BUYING A DIVIDEND." Although it is less likely with a fund such as the Total Return Utilities Fund, which pays monthly dividends, the timing of your investment could have undesirable tax consequences.

     If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

     BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number (TIN) is correct and that you are not subject to back-up withholding for previous under reporting to the IRS, or that you are exempt from backup withholding.

     The Fund may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

--------------------------------------------------------------------------------
                        How Net Asset Value Is Determined
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                       Performance Information and Reports
--------------------------------------------------------------------------------

     The Total Return Utilities Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Dow Jones Utility Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Stock Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Utilities Stock Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                Other Information
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Fund to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. The Fund issues its own series of shares of beneficial interest. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares vote together as one series. On an issue affecting a particular series, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular series would make the Plan effective as to that series, whether or not it had been approved by the shareholders of any other series.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


     The Portfolio, in which all the investable assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Portfolio and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Fund is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Fund will hold a meeting of shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Fund by calling: 1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the Fund's shareholders. With regard to such a meeting of shareholders, the Trustees of the Fund will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objective and Policies," except as otherwise expressly provided herein, the Portfolio and the Fund's investment objective and policies are not fundamental and may be changed by the Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     For descriptions of the investment objective and policies of the Portfolio, see "Investment Objective and Policies." For descriptions of the management and expenses of the Portfolio, see "The Fund and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser" and "Trustees and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               Shareholder Manual
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                How To Buy Shares
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Fund does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of the Fund are sold at net asset value per share next determined after receipt by the Fund or its authorized service agent or sub-agent of both a purchase order and payment. Net asset value generally changes each day. (See "How Net Asset Value Is Determined.")

     MINIMUM INVESTMENT -- The minimum investment to open an account in the Fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT -- You may open an account by mail or bank wire as follows:

          BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to the Fund must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Fund and should be mailed to the following address: The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017.


          BY BANK WIRE: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:


          Star Bank, N.A. Cinti/Trust
               ABA #: 042-00001-3

          Attention:  The Flex-funds Total Return Utilities Fund
                        Account Number 483608915

          Account Name (your name)

          Personal Account No. (your Flex-funds account number)

     On new accounts, a completed application must be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to: Total Return Utilities Fund. Please include your account number on the check and mail as follows:

                           The Flex-funds
                           Location Number:  00215
                           Cincinnati, OH  45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wire sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER -- Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE -- Shares of the Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS -- You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

--------------------------------------------------------------------------------
                      How To Make Withdrawals (Redemptions)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency or savings association). The Fund does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Fund may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.


     BY TELEPHONE -- A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on the shareholder's account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Total Return Utilities Fund. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Total Return Utilities Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               Exchange Privilege
--------------------------------------------------------------------------------

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

     1.   a shareholder wishes to register a new account in a different name;

     2.   a shareholder wishes to add telephone redemption to an account; or

     3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Total Return Utilities Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Total Return Utilities Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:


     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.


     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Total Return Utilities Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

--------------------------------------------------------------------------------
                                Retirement Plans
--------------------------------------------------------------------------------


     The Fund offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), an Individual Retirement Account (IRA), a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           Other Shareholder Services
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.


     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Fund for information on this service. There is no charge associated with this service.


     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.


     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

--------------------------------------------------------------------------------
                              Shareholder Accounts
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

SUBADVISER
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road
P. O. Box 549
Woodstock, NY  12498

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215





TOTAL RETURN UTILITIES FUND




        PROSPECTUS

      April 30, 1997

                   THE FLEX-FUNDS TOTAL RETURN UTILITIES FUND
                       CROSS REFERENCE SHEET TO FORM N-1A
                       ----------------------------------


PART B.

ITEM NO.        STATEMENT OF ADDITIONAL INFORMATION
--------        -----------------------------------

10              Cover Page

11              Table of Contents

12              Not Applicable

13(a)(b)(c)     Investment Policies and Limitations
13(d)           Not Applicable

14(a)(b)(c)     Trustees and Officers

15(a)           Not Applicable
15(b)           Principal Holders of Outstanding Shares
15(c)           Trustees and Officers

16(a)(b)        Investment Adviser and Manager
                Investment Subadviser
16(c)           Portfolio Transactions
16(d)           Contracts with Companies Affiliated with Manager
16(e)           Not Applicable
16(f)           Distribution Plan
16(g)           Not Applicable
16(h)           Description of the Trust
16(i)           Contracts with Companies Affiliated with Manager

17              Portfolio Transactions

18(a)           Description of the Trust
18(b)           Not Applicable

19(a)           Additional Purchase and Redemption Information
                Flex-funds Retirement Plans
19(b)           Valuation of Portfolio Securities
                Additional Purchase and Redemption Information
19(c)           Not Applicable

20              Distributions and Taxes

21              Not Applicable

22(a)           Not Applicable
22(b)           Performance

23              Financial Statements

                           TOTAL RETURN UTILITIES FUND
                         A Fund of The Flex-funds Trust
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL __, 1997



This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April __, 1997). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


     TABLE OF CONTENTS                                        PAGE
     Investment Policies and Limitations                        2
     Portfolio Transactions                                    18
     Valuation of Portfolio Securities                         20
     Performance                                               21
     Additional Purchase and Redemption Information            24
     Distributions and Taxes                                   26
     Investment Adviser and Manager                            27
     Investment Subadviser                                     29
     Distribution Plan                                         30
     Trustees and Officers                                     31
     Flex-funds Retirement Plans                               35
     Contracts With Companies Affiliated With Manager          37
     Description of the Trust                                  38
     Principal Holders of Outstanding Shares                   39
     Financial Statements                                      40





     INVESTMENT ADVISER                          TRANSFER AGENT
     R. Meeder & Associates, Inc.                Mutual Funds Service Co.

     INVESTMENT SUBADVISER
     Miller/Howard Investments, Inc.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.


     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer other than securities issued or guaranteed by domestic or foreign governments (or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 13. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 17.

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000 000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements - See "Repurchase Agreements" below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and, through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities.

Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or " transaction hedge."

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadvisers skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out .

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Subadviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


     PORTFOLIO TURNOVER. The portfolio turnover rate for 1996 was 51% (1995 - 5%). The turnover rate was a result of rebalancing the Portfolio to take advantage of market opportunities as well as to realize gains in the independent power and telecommunications areas. The Subadviser expects the annual portfolio turnover rate will be 60% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.


     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1996, directed brokerage payments of $3,377 were made to reduce expenses of the Portfolio.


     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


     During the year ended December 31, 1996, the Utilities Stock Portfolio paid total commissions of $13,594 ($8,202 in 1995) on the purchase and sale of portfolio securities.


                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period while average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Below is an example of the total return calculation for the Fund assuming a hypothetical investment of $1,000 at the beginning of each period

     Total return is computed by finding the average annual compound d rates of return over the length of the bas periods that would equate the initial amount invested to the ending redeemable value, according to the following formula

          P(1+T)(to the nth power) = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period


THE TOTAL RETURN UTILITIES FUND:

                                               TOTAL RETURN
                          ------------------------------------------------------
                                                                 1.532 Years
                               1 Year           5 Years        Since Inception
                            Period Ended      Period Ended       Period Ended
                          DECEMBER 31,1996  DECEMBER 31, 1996  DECEMBER 31, 1996
                          ----------------  -----------------  -----------------
Value of Account
  At end of Period          $ 1,133.30        $     0.00         $ 1,303.23

Value of Account
  At beginning of Period      1,000.00          1,000.00           1,000.00
                           -----------      ------------        -----------

Base Period Return          $   133.30        $     0.00         $   303.23

Average Total Return             13.33%             0.00              18.88%


     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Subadviser expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.


     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

     Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Any redemptions in kind made by the Fund will be of readily marketable securities.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

     If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services for others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, legal counsel and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.


     For the year ended December 31, 1996, the Utilities Stock Portfolio paid fees to the Manager totaling $65,190 ($14,297 in 1995).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors and the principal offices are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert
D. Baker, Vice President; Robert S. Meeder, Jr., President; Wesley F. Hoag, Vice President and General Counsel; Steven T. McCabe, Vice President; and Roy E. Rogers, Vice President. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Mr. Robert S. Meeder, Jr. and Mr. Philip A. Voelker is a Trustee and officer of the Portfolio and a Trustee and officer of the Trust. Each of Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust and the Portfolio.


                              INVESTMENT SUBADVISER


     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe Road, P.O. Box 549, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Trust, the Portfolio and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.


     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than .25% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.


     The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Trust and the Portfolios; and the firm of Ogle and Waters, Inc. with which Walter L. Ogle, a Trustee of the Trust and the Portfolios, is affiliated. Total payments made by the Fund to parties with service agreements for the year ended December 31, 1996 amounted to $1,343 ($85 in 1995). In addition, expenditures were approved by the Board of Trustees in the amount of $8,345 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $4,711 for advertising; $9,124 for the services of public relations and marketing consultants; and $96 for the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $22,276 for the year ended December 31, 1996 ($4,705 in 1995).


                              TRUSTEES AND OFFICERS


     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager or the Subadviser are indicated by an asterisk (*).


NAME, ADDRESS AND AGE                     POSITION HELD                PRINCIPAL OCCUPATION
---------------------                     -------------                --------------------
ROBERT S. MEEDER, SR.*+, 68               Trustee/President            Chairman, R. Meeder & Associates,
                                                                       Inc., an investment adviser.

MILTON S. BARTHOLOMEW, 68                 Trustee                      Retired; formerly a practicing
1424 Clubview Boulevard, S.                                            attorney in Columbus, Ohio; member
Worthington, OH  43235                                                 of each fund's Audit Committee.

ROGER D. BLACKWELL, 56                    Trustee                      Professor of Marketing and Consumer
Blackwell Associates, Inc.                                             Behavior, The Ohio State University;
3380 Tremont Road                                                      President of Blackwell Associates,
Columbus, OH  43221                                                    Inc., a strategic consulting firm.

JOHN M. EMERY, 76                         Trustee                      Retired; formerly Vice President and
2390 McCoy Road                                                        Treasurer of Columbus & Southern
Columbus, OH  43220                                                    Ohio Electric Co.; member of each
                                                                       fund's Audit Committee.

RICHARD A. FARR, 78                       Trustee                      President of R&R Supply Co. and
3250 W. Henderson Road                                                 Farrair Concepts, Inc., two
Columbus, OH  43220                                                    companies involved in engineering,
                                                                       consulting and sales of heating and
                                                                       air conditioning equipment.

WILLIAM L. GURNER*, 50                    Trustee                      President, Sector Capital
Sector Capital Management, Inc.                                        Management, an investment adviser
5350 Poplar Avenue, Suite 490                                          (since January 1995); Manager of
Memphis, TN  38119                                                     Trust Investments of Federal Express
                                                                       Corporation (1987-1994).


                                      B-32

RUSSEL G. MEANS, 71                       Trustee                      Retired; formerly Chairman of
5711 Barry Trace                                                       Employee Benefit Management
Dublin, OH  43017                                                      Corporation, consultants and
                                                                       administrators of self-funded health
                                                                       and retirement plans.

ROBERT S. MEEDER, JR.*+, 36               Trustee/Vice President       President of R. Meeder & Associates,
                                                                       Inc.

LOWELL G. MILLER*, 48                     Trustee                      President, Miller/Howard
Miller/Howard Investments, Inc.                                        Investments, Inc., an investment
141 Upper Byrdcliffe Road                                              adviser whose clients include the
P. O. Box 549                                                          Portfolio.
Woodstock, NY  12498

WALTER L. OGLE, 58                        Trustee                      Executive Vice President of Aon
400 Interstate North Parkway                                           Consulting, an employee benefits
Suite 1630                                                             consulting group.
Atlanta, GA  30339
PHILIP A. VOELKER*+, 43                   Trustee/Vice President       Senior Vice President and Chief
                                                                       Operating Officer of R. Meeder &
                                                                       Associates, Inc.

JAMES B. CRAVER*, 53                      Assistant Secretary          Practicing Attorney; Special Counsel
42 Miller Hill Road                                                    to Flex-Partners, Flex-funds and
Box 811                                                                their Portfolios; Senior Vice
Dover, MA  02030                                                       President of Signature Financial
                                                                       Group, Inc. (January 1991 to August
                                                                       1995).

STEVEN T. MCCABE*+, 32                    Assistant Treasurer          Vice President, R. Meeder &
                                                                       Associates, Inc., and Vice President
                                                                       of Mutual Funds Service Co.

DONALD F. MEEDER*+, 58                    Secretary/Treasurer          Vice President of R. Meeder &
                                                                       Associates, Inc., and President of
                                                                       Mutual Funds Service Co.

WESLEY F. HOAG*+, 40                      Vice President               Vice President and General Counsel
                                                                       of R. Meeder & Associates, Inc.
                                                                       (since July 1993); Attorney, Porter,
                                                                       Wright, Morris & Arthur, a law firm
                                                                       (October 1984 to June 1993).


                                      B-33

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.


     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.



     The following table shows the compensation paid by the Fund and the Fund Complex as a whole to the Trustees of the Trust and the Fund Complex during the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                                  Pension or
                                                  Retirement
                                                  Benefits          Estimated      Total
                           Aggregate              Accrued as        Annual         Compensation
                           Compensation           Part of           Benefits       from Registrant
                           from the Portfolio     Portfolio or      Upon           and Fund Complex
TRUSTEE                    AND THE FUND           FUND EXPENSES     RETIREMENT     PAID TO TRUSTEES
-------                    ------------------     -------------     ----------     ----------------
Robert S. Meeder, Sr.      None                   None              None           None

Milton S. Bartholomew      None                   None              None           $7,550

John M. Emery              $933                   None              None           $7,550

Richard A. Farr            $833                   None              None           $6,750

William F. Gurner          None                   None              None           $5,250

Russel G. Means            None                   None              None           $6,750

Lowell G. Miller           None                   None              None           None

Robert S. Meeder, Jr.      None                   None              None           None

Walter L. Ogle             None                   None              None           $6,000

Philip A. Voelker          None                   None              None           None

Roger D. Blackwell         $646                   None              None           $5,250

+

     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Mr. Bartholomew comprises the Audit Committee for each corresponding Portfolio of The Flex-funds and the Flex-Partners Trusts. Mr. Bartholomew is paid $500 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustee fees for the Utilities Stock Portfolio totaled $4,010 for the year ended December 31, 1996 ($2,875 in 1995). Audit Committee fees for the Utilities Stock Portfolio totaled $160 for the year ended December 31, 1996 ($66 in 1995). All other officers and Trustees serve without compensation from any Portfolio.


     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

DEDUCTIBLE CONTRIBUTIONS

Individual Retirement Accounts (IRA):

     Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

     Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

     For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

     Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

     You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

     Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement which was effective February 1, 1995. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 1996, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $14,688.

     The general counsel for the Manager was primarily responsible for preparing and filing with the Securities and Exchange Commission (i) a post-effective amendment to the registration statement for the Trust to add the Fund as an additional series of the Trust and (ii) the registration statement for the Portfolio. Charges in the amounts of $12,000 and $5,000 for such legal services rendered by the Manager on behalf of the Fund and the Portfolio, respectively, will be paid and amortized by the Portfolio and the Fund as organization expenses over a period not exceeding 60 months.

                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent accountant. KPMG audits financial statements for the Fund and provides other audit, tax, and related services.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES


     As of April 8, 1997, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name of             Name and Address               Amount of Record      Percent
Fund                of Beneficial Owner            and Beneficially      of Fund
----                -------------------            ----------------      -------
Total Return        Douglas James                  32,000.000            9.2%
Utilities Fund      c/o Key Trust Co.
                    P. O. Box 94871
                    Cleveland, OH 44101
+

                                      B-39

Total Return        Frieda K. Stewart              17,598.560            5.1%
Utilities Fund      c/o R. Meeder & Associates
                    6000 Memorial Drive
                    Dublin, OH 43017

 Total Return       Martin Obsatz                  22,481.830            6.5%
Utilities Fund      Phyllis Obsatz JTWROS
                    2195 Glasco Turnpike
                    Woodstock, NY 12498

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.


                              FINANCIAL STATEMENTS

Financial statements for the Fund and the Portfolio are presented on the following pages.

                            MUTUAL FUND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                           SHARES OR
                                                          FACE AMOUNT             VALUE


MUTUAL FUNDS - 59.5%
Aim Constellation Fund                                             86            $2,185
Aim Weingarten Fund                                                99             1,832
Charles Schwab Money Market Fund                           16,172,563        16,172,563
Fidelity Blue Chip Fund                                       235,580         7,701,108
Fidelity Core Money Market Fund                            19,964,557        19,964,557
Fidelity Fund                                                 236,798         5,848,911
Fidelity Growth & Income Fund                                 251,433         7,726,531
Mutual Series Fund                                                 58             5,412
PBHG Growth Fund                                                  624            16,398
Rydex U.S. Government Money Market Fund                     5,927,310         5,927,310
Rydex Nova Fund                                               721,714        12,666,082
T. Rowe Price New Era Fund                                        132             3,443
T. Rowe Price New Horizons Fund                                   151             3,287
Value Line Fund                                               292,179         5,636,131

TOTAL MUTUAL FUNDS                                                           ==========
(Cost $81,126,588)                                                           81,675,750
                                                                             ----------

U.S.TREASURY BILLS - 2.9%
*U.S. Treasury Bill, 5.34%, due 3/06/97                     $1,650,000        1,635,222
*U.S. Treasury Bill, 5.00%, due 3/06/97                      1,000,000          991,044
*U.S. Treasury Bill, 4.84%, due 3/06/97                        900,000          891,940
*U.S. Treasury Bill, 4.90%, due 3/06/97                        200,000          198,209
*U.S. Treasury Bill, 4.99%, due 3/06/97                        150,000          148,657
U.S. Treasury Bill, 4.90%, due 1/09/97                          30,100           30,068

TOTAL U.S. TREASURY BILLS                                                     =========
(Cost $3,894,698)                                                             3,895,140
                                                                              ---------

*Pledged $2,960,000 face amount as collateral on futures contracts


                                      B-41



MUTUAL FUND PORTFOLIO, continued


REPURCHASE AGREEMENTS - 37.6%
 (Collateralized by U.S. government
   obligations - market value $52,366,298)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                      25,000,000       25,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                      14,343,000       14,343,000
   State Street Bank, dated 12/31/96,
    6.00%, due 1/02/97                                      12,318,000       12,318,000

TOTAL REPURCHASE AGREEMENTS                                                  ==========
 (Cost $51,661,000)                                                          51,661,000
                                                                             ----------

TOTAL INVESTMENTS - 100%                                                   ============
(Cost $136,682,286)                                                        $137,231,890
                                                                           ------------

         CONTRACTS

FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $90,456,750 expiring in March, 1997.                243      (1,773,830)
  Long, Midcap futures contracts,
   face amount $2,181,100 expiring in March, 1997.                  17         (11,475)

                                                                            -----------
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                             (1,785,305)
                                                                            -----------

See accompanying notes to financial statements



                            GROWTH STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                         SHARES OR
INDUSTRIES/CLASSIFICATIONS                               FACE AMOUNT      VALUE


COMMON STOCKS - 67.6%
AEROSPACE/DEFENSE - (3.4%)
Boeing Company                                              7,850      $835,044
                                                                       --------

ALUMINUM - (2.0%)
Aluminum Company of America                                 7,850       500,438
                                                                       --------

AUTO AND TRUCK - (1.8%)
General Motors                                              7,850       437,637
                                                                       --------

BANKING - (3.1%)
J.P. Morgan & Company, Inc.                                 7,850       766,356
                                                                       --------

BEVERAGE - (1.7%)
Coca Cola                                                   7,850       413,106
                                                                       --------

CHEMICAL (BASIC) - (4.3%)
Dupont                                                      7,850       740,844
Union Carbide                                               7,850       320,869
                                                                       ========

                                                                      1,061,713
                                                                       --------

CHEMICAL (DIVERSIFIED) - (2.7%)
Minnesota Mining & Manufacturing                             7,850      650,569
                                                                       --------

COMPUTER AND PERIPHERALS - (4.8%)
International Business Machines                              7,850    1,185,350
                                                                       --------

DRUG - (2.5%)

Merck & Company, Inc.                                        7,850      622,112
                                                                       --------


                                      B-43



GROWTH STOCK PORTFOLIO, continued


ELECTRICAL EQUIPMENT - (3.8%)
General Electric Company                                      7,850     776,169
Westinghouse Electric Corporation                             7,850     156,018

                                                                       ========
                                                                        932,187
                                                                       --------

FINANCIAL SERVICES - (1.8%)
American Express                                              7,850     443,525
                                                                       --------

HOUSEHOLD PRODUCTS - (3.4%)
Procter & Gamble                                              7,850     843,875
                                                                       --------

MACHINERY (CONSTRUCTION & MINING) - (2.4%)
Caterpillar Inc.                                              7,850     590,713
                                                                       --------

MULTIFORM - (4.3%)

Allied-Signal Inc.                                            7,850     525,950
United Technologies                                           7,850     518,100

                                                                       ========
                                                                      1,044,050
                                                                       --------

PAPER AND FOREST PRODUCTS - (1.3%)
International Paper                                           7,850     316,943
                                                                       --------

PETROLEUM (INTEGRATED) - (8.3%)
Chevron Corporation                                           7,850     510,250
Exxon                                                         7,850     769,300
Texaco                                                        7,850     770,281

                                                                       ========
                                                                      2,049,831
                                                                       --------


                                      B-44



Growth Stock Portfolio, continued


PRECISION INSTRUMENT - (2.7%)
Eastman Kodak                                                7,850      629,963
Imation Corporation                                            785       22,078

                                                                       ========
                                                                        652,041
                                                                       --------

RECREATION - (2.2%)
Walt Disney Company                                          7,850      546,556
                                                                       --------

RESTAURANT - (1.5%)
McDonalds Corporation                                        7,850      355,213
                                                                       --------

RETAIL STORE - (2.2%)
Sears                                                        7,850      362,081
Woolworth Corporation                                        7,850      171,719

                                                                       ========
                                                                        533,800
                                                                       --------

STEEL (INTEGRATED) - (.3%)
Bethlehem Steel                                              7,850       70,650
                                                                       --------

TELECOMMUNICATION EQUIPMENT & SERVICES - (1.9%)
American Telephone & Telegraph                               7,850      341,475
Lucent Technologies Incorporated                             2,544      117,660

                                                                       ========
                                                                        459,135
                                                                       --------

TIRE AND RUBBER - (1.6%)
Goodyear Tire & Rubber                                       7,850      403,294
                                                                       --------

TOBACCO - (3.6%)
Philip Morris Companies, Inc.                                7,850      884,106

TOTAL COMMON STOCKS                                                  ==========
(Cost $13,435,117)                                                   16,598,244
                                                                     ----------


                                      B-45



GROWTH STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 4.0%
*U.S. Treasury Bill, 5.34%, due 3/06/97                   $800,000      792,836
U.S. Treasury Bill, 5.01%, due 3/06/97                     100,000       99,105
U.S. Treasury Bill, 4.84%, due 3/06/97                     100,000       99,104
U.S. Treasury Bill, 4.90%, due 1/09/97                       6,000        5,994

TOTAL U.S. TREASURY BILLS                                              ========
(Cost $996,649)                                                         997,039
                                                                       --------

*Pledged $390,000 face amount as collateral on futures

REPURCHASE AGREEMENTS - 28.4%
 (Collateralized by U.S. government obligations
   - market value $7,047,064)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                   4,000,000    4,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                   2,968,000    2,968,000

TOTAL REPURCHASE AGREEMENTS                                           =========
 (Cost $6,968,000)                                                    6,968,000
                                                                      ---------

TOTAL INVESTMENTS - 100%                                            ===========
 (Cost $21,399,766)                                                 $24,563,283
                                                                    -----------
                                                         CONTRACTS
FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $7,817,250 expiring in March, 1997.              21    (153,300)

                                                                      =========
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                       (153,300)
                                                                      ---------

See accompanying notes to financial statements



                          UTILITIES STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                        SHARES OR
INDUSTRIES/CLASSIFICATIONS                            FACE AMOUNT       VALUE


COMMON STOCKS - 88.5%
ELECTRIC/GAS UTILITY - (4.1%)
MDU Resources Group Incorporated                           6,100   $  140,300
Nipsco Industries Incorporated                             4,700      186,238

                                                                     ========
                                                                      326,538
                                                                     --------

ELECTRIC UTILITY - (18.1%)
Cinergy Corporation                                        7,900      263,663
Ipalco Enterprises Incorporated                            6,000      163,500
KU Energy Corporation                                      3,300       99,000
LG&E Energy Corporation                                    8,600      210,700
Pacificorp                                                10,000      205,000
Public Service Company of Colorado                         5,900      229,362
Teco Energy Incorporated                                  11,000      265,375

                                                                     ========
                                                                    1,436,600
                                                                     --------

DIVERSIFIED UTILITY - (1.9%)
Citizens Utilities Company Class B                        13,514      150,341
                                                                     --------

NATURAL GAS (DISTRIBUTOR) - (21.8%)
Bay State Gas Company                                      2,200       62,150
Brooklyn UN Gas Company                                    5,900      177,738
Consolidated Natural Gas Company                           3,900      215,475
MCN Corporation                                            6,200      179,025
Nicor Incorporated                                         1,800       64,350
Pacific Enterprises                                        7,000      212,625
Panenergy Corporation                                      5,500      247,500
Transcanada Pipelines Ltd.                                 8,200      143,500
UGI Corporation                                            2,000       44,750
Wicor Incorporated                                         5,800      208,075
Williams Companies Incorporated                            4,800      180,000

                                                                     ========
                                                                    1,735,188
                                                                     --------


                                      B-47



Utilities Stock Portfolio, continued


OIL/GAS (DOMESTIC) - (7.9%)

El Paso Natural Gas Company                                4,800      242,400
Enron Corporation                                          3,000      129,375
Questar Corporation                                        5,300      194,775
Sante Fe Pacific Pipeline Partners                         1,600       60,800

                                                                     ========
                                                                      627,350
                                                                     --------

TELECOMMUNICATION EQUIPMENT - (2.1%)
LCC International A                                        5,000       92,500
Vanguard Cellular                                          4,700       74,025

                                                                     ========
                                                                      166,525
                                                                     --------

TELECOMMUNICATION SERVICES - (28.7%)
Airtouch Communications                                    5,600      141,400
Alltel Corporation                                         8,100      254,138
Bell Atlantic Corporation                                  2,400      155,400
Bellsouth Corporation                                      3,000      121,125
Century Telephone                                          8,500      262,437
Frontier Corporation                                       9,500      214,937
GTE Corporation                                            5,200      236,600
Intellicell Corporation                                   30,000      221,250
MCI Communications                                         5,000      163,437
Sprint Corporation                                         4,400      175,450
Tele Denmark                                               5,000      136,250
U.S. West Incorporated                                     6,000      193,500

                                                                    =========
                                                                    2,275,924
                                                                    ---------

WATER UTILITY - (3.9%)
American Water Works Incorporated                         15,200      313,500
                                                                     --------

TOTAL COMMON STOCKS
(Cost $6,252,239)                                                   7,031,966
                                                                    ---------


                                      B-48



UTILITIES STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 0.0%
U.S. Treasury Bill, 4.90%, due 1/09/97                 $  1,000         1,000
                                                                      -------

TOTAL U.S. TREASURY BILLS
 (Cost $1,000)                                                          1,000
                                                                      -------

REPURCHASE AGREEMENTS - 11.5%
 (Collateralized by U.S. government
  obligations - market value $922,418)
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                  914,000       914,000
                                                                      -------

TOTAL REPURCHASE AGREEMENTS
 (Cost $914,000)                                                      914,000
                                                                      -------

TOTAL INVESTMENTS - 100%                                           ==========
 (Cost $7,167,239)                                                 $7,946,966
                                                                   ----------

See accompanying notes to financial statements



                                BOND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                                            FACE AMOUNT        VALUE


U.S.TREASURY NOTES - 66.6%
 U.S. Treasury Note, 6.50%, due 10/15/2006                                 $ 9,000,000   $ 9,054,844

TOTAL U.S.TREASURY NOTES                                                                   =========
 (Cost $9,169,393)                                                                         9,054,844
                                                                                           ---------

U.S. GOVERNMENT AGENCY - 29.9%
Federal National Mortgage Association Discount Note, 5.48%, due 1/06/97      2,000,000     1,998,478
Federal National Mortgage Association Discount Note, 5.48%, due 1/14/97      2,000,000     1,996,042
Federal National Mortgage Association Note, 4.80%, due 6/25/97                  79,359        78,937

 TOTAL U.S. GOVERNMENT AGENCY                                                              =========
 (Cost $4,073,521)                                                                         4,073,457
                                                                                           ---------

U.S.TREASURY BILLS - 1.9%
 U.S. Treasury Bill, 4.97%, due 2/20/97                                        100,000        99,310
 U.S. Treasury Bill, 5.34%, due 3/06/97                                        100,000        99,105
 U.S. Treasury Bill, 4.99%, due 3/06/97                                         50,000        49,552
 U.S. Treasury Bill, 4.90%, due 1/09/97                                          4,800         4,794

TOTAL U.S.TREASURY BILLS                                                                   =========
 (Cost $252,711)                                                                             252,761
                                                                                           ---------

REPURCHASE AGREEMENTS - 1.6%
 (Collateralized by U.S. government obligations - market value $227,072)
   Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97             225,000       225,000
                                                                                           ---------

TOTAL REPURCHASE AGREEMENTS
 (Cost $225,000)                                                                             225,000
                                                                                           ---------

TOTAL INVESTMENTS - 100%                                                                 ===========
 (Cost $13,720,625)                                                                      $13,606,062
                                                                                         -----------

See accompanying notes to financial statements



MONEY MARKET PORTFOLIO

         Portfolio of Investments as of December 31, 1996

                                                                                                       AMORTIZED
                                                                                      FACE AMOUNT           COST


COMMERCIAL PAPER - 49.5%
American Trading & Production, 5.35%, due 1/14/97                                    $  4,000,000   $  3,992,272
Bell South, 5.42%, due 1/21/97                                                          5,030,000      5,014,854
Calcot, 5.75%, due 2/21/97                                                              3,000,000      2,975,562
Calcot, 5.40%, due 1/24/97                                                              5,000,000      4,982,750
Calcot, 5.36%, due 1/22/97                                                              5,000,000      4,984,367
Cargill Financial, 5.58%, due 6/16/97                                                   5,000,000      4,871,350
Coca-Cola Company, 5.80%, due 1/17/97                                                  15,000,000     14,961,333
Equitable of Iowa, 5.61%, due 1/17/97                                                  12,000,000     11,970,080
Fingerhut Owners Trust, 5.50%, due 1/09/97                                             10,000,000      9,987,778
Fleet Funding, 5.48%, due 1/24/97                                                       2,200,000      2,192,298
Hertz Corporation, 5.90%, due 1/03/97                                                  10,000,000      9,996,722
Hitachi America Ltd., 5.35%, due 3/25/97                                                8,160,000      8,059,349
JC Penney Funding, 5.39%, due 3/27/97                                                  15,000,000     14,809,104
Merrill Lynch & Company, 5.55%, due 6/13/97 5,000,000                                                  4,874,354
Michigan Consolidated Gas, 5.33%, due 2/07/97                                           8,000,000      7,956,175
National Rural Utilities, 5.31%, due 2/14/97                                            4,200,000      4,172,742
PHH Corporation, 5.50%, due 1/17/9710,000,000                                                          9,975,556
Portland General Electric, 5.33%, due 1/21/97                                          10,000,000      9,970,389
Receivables Capital Corporation, 5.75%, due 1/15/97                                    10,000,000      9,977,639
Toyota Motor Company, 5.31%, due 2/06/97                                                8,000,000      7,957,520
WMX Technologies, 5.60%, due 5/13/97                                                   20,000,000     19,589,333

TOTAL COMMERCIAL PAPER                                                                               ===========
(Cost $173,271,527)                                                                                  173,271,527
                                                                                                     -----------

CORPORATE OBLIGATIONS - 33.1%
American Home Products Corporation, 6.875%, due 4/15/97                                 1,005,000      1,008,499
American General Finance, 7.75%, due 1/15/97                                              450,000        450,335
Associates Corporation, 6.875%, due 1/15/97                                               425,000        425,179
*Bank One Capital Demand Note, 5.95%, next redemption
  date 1/02/97, due 4/01/2113                                                           3,536,000      3,536,000
Bell Atlantic Corporation, 7.22%, due 6/16/97                                           4,000,000      4,029,304
Bell Tri LSG, 8.05%, due 2/19/97                                                          500,000        501,663
*Care Life Project Floating Rate Note, 5.80%, next
  redemption date 1/02/97, due 8/01/2111                                                1,350,000      1,350,000
*Caterpillar Financial Incorporated Floating Rate
  Note, 5.654%, due 6/20/97                                                             1,000,000      1,000,473
Caterpillar Incorporated, 5.05%, due 1/15/97                                              500,000        499,933
Central Illinois Public Service, 6.125%, due 7/01/97 2,000,000                                         2,003,840
Chase Manhattan Bank, 7.875%, due 1/15/97                                                 750,000        750,574


                                      B-51



MONEY MARKET PORTFOLIO, continued


Consolidated Rail, 6.00%, due 7/01/97                                                     142,000        141,977
Cooper Industries, 7.77%, due 10/21/97                                                  5,000,000      5,063,808
Cooper Industries, 7.81%, due 10/15/97                                                  3,000,000      3,038,398
*Espanola/Nambe Variable Rate Demand Note, 5.84%, next
  redemption date 1/02/97, due 6/01/2006                                                2,500,000      2,500,000
Ford Capital, 9.75%, due 6/05/97                                                        3,700,000      3,755,316
Ford Holdings, 9.25%, due 7/15/97                                                       3,168,000      3,220,923
Ford Motor Credit Corporation, 6.75%, put date 7/15/97                                    350,000        351,922
GE Capital Corporation, 7.00%, due 4/03/97                                              1,518,000      1,522,190
GE Capital Corporation, 4.55%, due 10/27/97                                             2,500,000      2,471,888
*General Motors Acceptance Corporation Floating Rate Note,
  5.68%, next redemption date 4/13/97, due 4/13/98                                     10,000,000     10,000,000
General Motors Acceptance Corporation, 7.40%, due 1/14/97                                 170,000        170,130
General Motors Acceptance Corporation, 7.80%, due 5/05/97                               9,200,000      9,264,405
General Motors Acceptance Corporation, 7.90%, due 5/01/97                               1,500,000      1,509,712
General Telephone, California, 6.75%, due 12/01/97                                      2,500,000      2,500,000
General Nutrition Corporation, 11.375%, redemption date 3/03/97                         5,000,000      5,183,933
Golden West Financial, 10.25%, due 5/15/97                                                475,000        482,422
*Hancor Incorporated Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 12/01/2004                                                            800,000        800,000
Hertz Corporation, 10.125%, due 3/01/97                                                 2,000,000      2,014,965
Marshall & Isley, 7.375%, due 10/31/97                                                 10,000,000     10,125,300
Michigan Consolidated Gas, 6.25%, due 5/01/97                                           1,500,000      1,502,857
Minnesota Mining & Manufacturing, 6.375%, due 6/16/97                                   1,000,000      1,001,186
Morgan Stanley Incorporated, 7.32%, due 1/15/97                                           500,000        500,292
*Mubea, Incorporated Floating Rate Note, 5.84%, next redemption
 date 1/02/97, due 12/01/2004                                                           5,000,000      5,000,000
NBD Bank N.A., 7.875%, due 1/21/97                                                        250,000        250,266
Philip Morris Companies, 9.25%, due 12/01/97                                            1,568,000      1,615,090
Philip Morris Companies, 9.75%, due 5/01/97                                               814,000        824,532
Philip Morris Companies, 8.75%, due 6/15/97                                               500,000        506,712
Philip Morris Companies, 7.50%, due 3/15/97                                               870,000        873,155
*Presrite Corporation Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 1/01/2004                                                           2,540,000      2,540,000
*Seariver Maritime Financial Holdings Floating Rate Note, 5.405%,
  next redemption date 1/02/97, due 10/01/2111                                          7,000,000      7,000,000
Sears Roebuck & Company, 6.66%, due 5/20/97                                             1,000,000      1,003,456
Sears Roebuck & Company, 7.41%, due 6/11/97                                               100,000        100,629
Southern California Edison, 5.90%, due 1/15/97                                          1,000,000      1,000,237
Virginia Electric & Power, 7.25%, due 3/01/97                                           3,250,000      3,258,635
*White Castle Corporation, Floating Rate Note, 5.84%, next
  redemption date 1/02/97, due 12/01/2010                                               9,000,000      9,000,000

TOTAL CORPORATE OBLIGATIONS                                                                          ===========
 (Cost $115,650,136)                                                                                 115,650,136
                                                                                                     -----------
U.S. TREASURY NOTES - 4.0%
 U.S. Treasury Note, 6.00%, due 8/31/97                                                 4,000,000      4,005,201
 U.S. Treasury Note, 6.00%, due 11/30/97                                               10,000,000     10,043,606


                                      B-52



Money Market Portfolio, continued


TOTAL U.S. TREASURY NOTES                                                                             ==========
         (Cost $14,048,807)                                                                           14,048,807
                                                                                                      ----------

U.S. TREASURY BILLS - 0.0%                                                                            ==========
         U.S. Treasury Bill, 4.906%, due 1/09/97                                           63,100         63,031
                                                                                                      ----------

TOTAL U.S. TREASURY BILLS
         (Cost $63,031)                                                                                   63,031

U.S. GOVERNMENT OBLIGATIONS - 4.1%
Federal Home Loan Mortgage Corporation, 5.10%, due 1/13/97                                100,000         99,995
Federal Home Loan Mortgage Corporation, 6.47%, due 7/07/97                                500,000        501,978
Federal Home Loan Bank Note, 5.50%, due 3/21/97                                           235,000        235,000
Federal Farm Credit, 5.32%, due 2/03/97                                                   200,000        199,895
*Federal Home Loan Bank Floating Rate Note, 5.803%,
  due 4/08/97, next redemption date 1/02/97                                             2,000,000      2,000,863
*Student Loan Marketing Association Floating Rate
  Note, 5.48%, due 8/03/99, next redemption date
  7/02/96                                                                               4,350,000      4,353,782
*Student Loan Marketing Association Floating Rate Note,
  5.43%, due 11/10/98, next redemption date 7/02/96                                     5,000,000      5,000,000
*Student Loan Marketing Association Floating Rate Note,
   5.41%, due 11/24/97, next redemption date 7/02/96                                    2,000,000      1,999,816
Tennesee Valley Authority, 6.00%, due 1/15/97                                             100,000        100,009

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                     ==========
         (Cost $14,491,338)                                                                           14,491,338
                                                                                                      ----------

REPURCHASE AGREEMENTS - 9.3%
(Collateralized by U.S. government obligations - market value $32,927,954)
Paine Webber Incorporated, dated 12/31/96, 6.35%, due 1/02/97                          21,000,000     21,000,000
Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97                        11,550,000     11,550,000

TOTAL REPURCHASE AGREEMENTS                                                                           ==========
 (Cost $32,550,000)                                                                                   32,550,000
                                                                                                      ----------

TOTAL INVESTMENTS - 100%                                                                            ============
  (Cost $350,074,839)                                                                               $350,074,839
                                                                                                    ------------

* - Floating Rate as of 12/31/96.

See accompanying notes to financial statements



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                        The               The         The Total          The U.S.               The
                                                  Muirfield            Growth  Return Utilities        Government      Money Market
                                                       Fund              Fund              Fund         Bond Fund              Fund


Assets:

  Investment in corresponding portfolio        $ 121,425,042    $  24,413,491     $   5,089,213   $  17,791,465    $ 119,987,807
  Receivable for capital stock issued              3,616,683            2,717                39             383                -
  Unamortized organizational costs -                       -                -            17,146               -                -
  Other assets                                           452           15,835             8,822           2,610            7,666
                                               =============    =============     =============   =============    =============

Total Assets                                     125,042,177       24,432,043         5,115,220      17,794,458      119,995,473
                                               -------------    -------------     -------------   -------------    -------------

Liabilities:

  Payable for capital stock redeemed               3,570,240          217,039               119           2,674                -
  Dividends payable                                   93,203            2,942            27,385           2,532           11,207
  Accrued transfer agent and
   administrative fees                                12,153            2,611               368           1,219            9,469
  Other accrued liabilities                           31,974            5,595            13,230           5,428           27,300
                                               =============    =============     =============   =============    =============

Total Liabilities                                  3,707,570          228,187            41,102          11,853           47,976
                                               -------------    -------------     -------------   -------------    -------------

Net Assets:
  Capital                                        120,745,044       22,379,843         4,521,433      18,790,118      119,947,497
  Accumulated undistributed net
    investment income (loss)                              (1)               9                 -              (3)               -
  Accumulated undistributed net realized
    gain (loss) on investments                        12,496       (1,339,494)                -        (892,948)               -
  Net unrealized gain (loss) on
   investments                                       577,068        3,163,498           552,685        (114,562)               -
                                               =============    =============     =============   =============    =============

Net Assets                                     $ 121,334,607    $  24,203,856     $   5,074,118   $  17,782,605    $ 119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Capital Stock Outstanding                         22,198,952        1,475,239           338,624         861,611      119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Net Asset Value, Offering and
Redemption Price Per Share                     $        5.47    $       16.41     $       14.98   $       20.64    $        1.00
                                               -------------    -------------     -------------   -------------    -------------

See accompanying notes to financial statements



STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                         The              The         The Total         The U.S.            The
                                                   Muirfield           Growth  Return Utilities       Government   Money Market
                                                        Fund             Fund              Fund        Bond Fund           Fund


Net Investment Income From
Corresponding Portfolio:
  Interest                                       $  2,995,152        $599,913         $15,424           $983,780      $8,775,604
  Dividends                                           311,660         321,265         126,220                  -               -
  Expenses                                         (1,052,259)       (320,098)        (61,617)          (107,760)      (294,611)
                                                =============    =============   =============     =============   =============

Total Net Investment Income From
Corresponding Portfolio                             2,254,553         601,080          80,027            876,020       8,480,993
                                                -------------    -------------   -------------     -------------   -------------
Fund Expenses:
  Legal fees                                            2,007           2,225           1,642              2,034           3,998
  Audit fees                                            3,936           6,480           2,881              2,876           4,234
  Printing                                             22,332           8,599           3,642              4,056          35,582
  Postage                                              17,803           4,575           1,100              2,857          25,544
  Transfer agent fees                                 120,161          25,406           4,026             10,228         111,421
  Administrative fee                                   36,230           7,712           1,121              5,362          42,785
  Trustees fees and expenses                            2,931           2,949           3,832              2,495           2,914
  Registration and filing fees                         13,530           7,470          12,054              6,880          23,314
  Insurance                                             1,778             387              36                256           2,501
  Distribution plan                                   157,536          36,280           9,338             28,045         115,428
  Amortization of organizational costs                      -               -           5,036                  -               -
  Other expenses                                       10,991           3,837           1,917              2,310          27,281
                                                =============    =============   =============     =============   =============
  Total expenses                                      389,235         105,920          46,625             67,399         395,002
  Expenses reimbursed by adviser                            -               -         (61,549)                 -         (52,840)
                                                =============    =============   =============     =============   =============
  Total Expenses - net                                389,235         105,920         (14,924)            67,399         342,162

INVESTMENT INCOME - NET                             1,865,318         495,160          94,951            808,621       8,138,831
                                                -------------    -------------   -------------     -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - NET:
  Net realized gain (loss) on futures                (385,498)     (1,614,914)              -             41,147               -
  Net realized gain (loss) on investments          10,610,566         301,293         209,382             (7,020)              -
  Net change in unrealized appreciation
    (depreciation) of investments                  (5,306,075)      3,055,094         219,393           (776,909)              -
                                                =============    =============   =============     =============   =============
NET GAIN (LOSS) ON INVESTMENTS                      4,918,993       1,741,473         428,775           (742,782)              -
                                                -------------    -------------   -------------     -------------   -------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  $  6,784,311    $  2,236,633        $523,726            $65,839      $8,138,831
                                                -------------    -------------   -------------     -------------   -------------

See accompanying notes to financial statements



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,

                                                                                            The                               The
                                                                                      Muirfield                            Growth
                                                                                           Fund                              Fund

INCREASE (DECREASE) IN NET ASSETS:                                        1996             1995             1996             1995


OPERATIONS:
      Investment income - net                                    $   1,865,318    $     938,690    $     495,160    $     807,065
      Net realized gain (loss) on investments and
       futures contracts                                            10,225,068       14,740,346       (1,313,621)       4,316,008
      Net change in unrealized appreciation
        (depreciation) of investments                               (5,306,075)       5,883,601        3,055,094          111,505
                                                                 -------------    -------------    -------------    -------------

      Net increase in net assets resulting from operations           6,784,311       21,562,637        2,236,633        5,234,578
                                                                 -------------    -------------    -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                       (1,865,319)        (938,690)        (495,151)        (807,065)
      Net realized gain from investments and futures
       contracts                                                    (9,879,664)     (15,073,253)               -         (659,136)
                                                                 -------------    -------------    -------------    -------------

      Net decrease in net assets resulting
        from dividends and distributions                           (11,744,983)     (16,011,943)        (495,151)      (1,466,201)
                                                                 -------------    -------------    -------------    -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                       31,306,972       26,530,545        3,904,506        1,775,837
      Reinvestment of dividends                                     11,652,407       15,844,992          488,159        1,436,634
      Cost of redemptions                                          (28,415,321)     (19,294,010)      (6,561,166)      (4,525,935)
                                                                 -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                   14,544,058       23,081,527       (2,168,501)      (1,313,464)
                                                                 -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              9,583,386       28,632,221         (427,019)       2,454,913

NET ASSETS - Beginning of period                                   111,751,221       83,119,000       24,630,875       22,175,962
                                                                 =============    =============    =============    =============

NET ASSETS - End of period                                       $ 121,334,607    $ 111,751,221    $  24,203,856    $  24,630,875
                                                                 =============    =============    =============    =============

SHARE TRANSACTIONS:
      Issued                                                         5,310,158        4,353,780          246,129          120,106
      Reinvested                                                     2,132,111        2,767,237           30,498           96,212
      Redeemed                                                      (4,745,388)      (3,170,312)        (406,881)        (306,553)
                                                                 -------------    -------------    -------------    -------------

      Change in shares                                               2,696,881        3,950,705         (130,254)         (90,235)
                                                                 =============    =============    =============    =============


                                      B-56



                                                                                               The                       The U.S.
                                                                                      Total Return                     Government
                                                                                    Utilities Fund                      Bond Fund

INCREASE (DECREASE) IN NET ASSETS:                                           1996            1995*          1996             1995


OPERATIONS:
      Investment income - net                                         $     94,951    $     39,143    $    808,621    $    780,338
      Net realized gain (loss) on investments and
       futures contracts                                                   209,382            (679)         34,127         988,478
      Net change in unrealized appreciation
        (depreciation) of investments                                      219,393         333,292        (776,909)        667,973
                                                                     -------------   -------------   -------------   -------------

      Net increase in net assets resulting from operations                 523,726         371,756          65,839       2,436,789
                                                                     -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                              (94,951)        (39,143)       (808,624)       (780,352)
      Net realized gain from investments and futures
       contracts                                                          (208,703)              -               -               -
                                                                     -------------   -------------   -------------   -------------

      Net decrease in net assets resulting
        from dividends and distributions                                  (303,654)        (39,143)       (808,624)       (780,352)
                                                                     -------------   -------------   -------------   -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                            2,105,006       2,519,770       4,221,575       2,883,665
      Reinvestment of dividends                                            261,364          33,121         731,408         686,353
      Cost of redemptions                                                 (393,419)         (4,409)     (2,475,250)     (2,161,626)
                                                                     -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                        1,972,951       2,548,482       2,477,733       1,408,392
                                                                     -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,193,023       2,881,095       1,734,948       3,064,829

NET ASSETS - Beginning of period                                         2,881,095               -      16,047,657      12,982,828
                                                                     =============   =============   =============   =============

NET ASSETS - End of period                                            $  5,074,118    $  2,881,095    $ 17,782,605    $ 16,047,657
                                                                     =============   =============   =============   =============

SHARE TRANSACTIONS:
      Issued                                                               143,939         201,499         201,655         142,467
      Reinvested                                                            17,645           2,569          35,083          33,492
      Redeemed                                                             (26,688)           (340)       (118,887)       (106,680)
                                                                     -------------   -------------   -------------   -------------

      Change in shares                                                     134,896         203,728         117,851          69,279
                                                                     =============   =============   =============   =============


                                      B-57



                                                                                             The
                                                                                    Money Market
                                                                                            Fund

INCREASE (DECREASE) IN NET ASSETS:                                          1996            1995


OPERATIONS:
      Investment income - net                                         $   8,138,831    $   8,095,621
      Net realized gain (loss) on investments and futures contracts               -                -
      Net change in unrealized appreciation
        (depreciation) of investments                                             -                -
                                                                       ------------     ------------

      Net increase in net assets resulting from operations                8,138,831        8,095,621
                                                                       ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                            (8,138,831)      (8,095,621)
      Net realized gain from investments and futures contracts                    -                -
                                                                       ------------     ------------

      Net decrease in net assets resulting
        from dividends and distributions                                 (8,138,831)      (8,095,621)
                                                                       ------------     ------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                           389,806,633      365,251,080
      Reinvestment of dividends                                           7,883,875        7,649,188
      Cost of redemptions                                              (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                       (21,139,539)     (23,751,123)
                                                                       ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (21,139,539)     (23,751,123)

NET ASSETS - Beginning of period                                        141,087,036      164,838,159
                                                                       ============     ============

NET ASSETS - End of period                                            $ 119,947,497    $ 141,087,036
                                                                       ============     ============

SHARE TRANSACTIONS:
      Issued                                                            389,806,633      365,251,080
      Reinvested                                                          7,883,875        7,649,188
      Redeemed                                                         (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Change in shares                                                  (21,139,539)     (23,751,123)
                                                                       ============     ============

 *For period from June 21, 1995 through December 31, 1995

See accompanying notes to financial statements



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                          THE MUIRFIELD FUND
                                                                                        Years Ended December 31,

                                                                    1996            1995         1994           1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $5.73           $5.34        $5.36          $6.25        $6.43

         INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                      0.10            0.06         0.14          (0.01)        0.06

         Net Gains or Losses on Securities
         (both realized and unrealized)                             0.25            1.31         -              0.45         0.34
                                                                   =====           =====        =====          =====        =====

         Total From Investment Operations                           0.35            1.37         0.14           0.44         0.40
                                                                   =====           =====        =====          =====        =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                    (0.10)          (0.06)       (0.14)         (0.02)       (0.06)
         Distributions (from capital gains)                        (0.51)          (0.92)       (0.02)         (1.31)       (0.52)
                                                                   =====           =====        =====          =====        =====

         Total Distributions                                       (0.61)          (0.98)       (0.16)         (1.33)       (0.58)
                                                                   =====           =====        =====          =====        =====

NET ASSET VALUE, END OF PERIOD                                     $5.47           $5.73        $5.34          $5.36        $6.25
                                                                   =====           =====        =====          =====        =====

TOTAL RETURN                                                        5.99%          25.82%        2.70%          8.11%        6.91%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                121,335        111,751       83,119         73,063       55,280
  Ratio of Expenses to Average Net Assets                           1.19%           1.26%        1.22%          1.26%        1.40%
  Ratio of Net Investment Income to Average Net Assets              1.54%           0.97%        2.55%         -0.13%        1.05%
  Portfolio Turnover Rate*                                        297.41%         186.13%      168.17%        279.56%       324.14

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                            THE GROWTH FUND
                                                                                         Years Ended December 31,

                                                                    1996           1995        1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $15.34         $13.08       $13.45         $12.70       $12.05

  INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                       0.31           0.50         0.27           0.09         0.18

         Net Gains or Losses on Securities
         (both realized and unrealized)                              1.07           2.68        (0.37)          0.82         0.58
                                                                   ======         ======       =======        ======       ======

         Total From Investment Operations                            1.38           3.18        (0.10)          0.91         0.76
                                                                   ======         ======       =======        ======       ======

LESS DISTRIBUTIONS

         Dividends (from net investment income)                     (0.31)         (0.50)       (0.27)         (0.16)       (0.11)

         Distributions (from capital gains)                         --             (0.42)       --             --           --
                                                                   ======         ======       =======        ======       ======

         Total Distributions                                        (0.31)         (0.92)       (0.27)         (0.16)       (0.11)
                                                                   ======         ======       =======        ======       ======

NET ASSET VALUE, END OF PERIOD                                     $16.41         $15.34       $13.08         $13.45       $12.70
                                                                   ======         ======       =======        ======       ======

TOTAL RETURN                                                         9.08%         24.61%       -0.69%          7.21%        6.35%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                 24,204         24,631       22,176         26,171       25,534
  Ratio of Expenses to Average Net Assets                            1.65%          1.64%        1.63%          1.51%        1.51%
  Ratio of Net Investment Income to Average Net Assets               1.92%          3.38%        1.95%          0.69%        1.31%
  Portfolio Turnover Rate*                                          81.66%        337.57%      102.76%         99.54%       39.03%

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

                                                                                       THE TOTAL RETURN UTILITIES FUND

                                                                                                         For The Period
                                                                                 For The Year Ended       June 21, 1995 2
                                                                                  December 31, 1996    to Dec. 31, 1995


NET ASSET VALUE, BEGINNING OF PERIOD                                                         $14.14        $12.50

INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                                                 0.37          0.21

         Net Gains or Losses on Securities (both realized and unrealized)                      1.48          1.64
                                                                                              =====         =====

         Total From Investment Operations                                                      1.85          1.85
                                                                                              =====         =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                                               (0.37)        (0.21)

         Distributions (from capital gains)                                                   (0.64)            --
                                                                                              =====          =====

         Total Distributions                                                                  (1.01)        (0.21)

NET ASSET VALUE, END OF PERIOD                                                                $14.98        $14.14
                                                                                               =====         =====

TOTAL RETURN                                                                                  13.33%        15.00%

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period ($000)                                                     5,074         2,881
         Ratio of Expenses to Average Net Assets                                               1.25%         1.25% 1
         Ratio of Net Investment Income to Average Net Assets                                  2.55%         3.18% 1
         Ratio of Expenses to Average Net Assets, before waiver of fees                        2.95%         4.35% 1
         Ratio of Net Investment Income to Average Net Assets, before waiver of fees           0.85%         0.08% 1
         Portfolio Turnover Rate*                                                             50.79%         5.06%

1 Annualized
2 Date of commencement of operations
*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements.

                                                                                   THE U.S. GOVERNMENT BOND FUND
                                                                                      Years Ended December 31,

                                                                 1996           1995           1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $21.58         $19.25         $20.18       $19.46        $19.84

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                              0.96           1.11           0.72         0.86          0.99

 Net Gains or Losses on Securities
 (both realized and unrealized)                                    (0.94)          2.33          (0.93)        0.71         (0.38)
                                                                   ======         =====          =====        =====         ======

 Total From Investment Operations                                   0.02           3.44          (0.21)        1.57          0.61
                                                                   ======         =====          =====        =====         ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                            (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

 Total Distributions                                               (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

Net Asset Value, End of Period                                    $20.64         $21.58         $19.25       $20.18        $19.46
                                                                   ======         =====          =====        =====         ======

TOTAL RETURN                                                        0.15%         18.32%         -0.99%        8.21%         3.26%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                                 17,783         16,048         12,983       13,137        11,100
 Ratio of Expenses to Average Net Assets                            1.00%          1.00%          1.00%        0.99%         1.00%
 Ratio of Net Investment Income to Average Net Assets               4.61%          5.41%          3.71%        4.25%         5.13%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                  1.06%          1.14%          1.14%        1.09%         1.21%
 Ratio of Net Investment Income to Average Net Assets,
  before waiver of fees *                                           4.55%          5.27%          3.57%        4.15%         4.92%
 Portfolio Turnover Rate1                                         778.59%        232.34%        707.57%      235.74%       100.53%

* Includes fees waived in corresponding portfolio
1 Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                     THE MONEY MARKET FUND
                                                                                    Years Ended December 31,

                                                                  1996            1995          1994          1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $1.00           $1.00         $1.00        $1.00         $1.00

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                             0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

 Total From Investment Operations                                  0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                           (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

 Total Distributions                                              (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

NET ASSET VALUE, END OF PERIOD                                    $1.00           $1.00         $1.00        $1.00         $1.00
                                                                 ======           =====         =====        =====        ======

TOTAL RETURN                                                       5.27%           5.85%         4.10%        2.98%         3.70%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                               119,947         141,087       164,838      200,030       245,259
 Ratio of Expenses to Average Net Assets                           0.40%           0.40%         0.37%        0.37%         0.35%
 Ratio of Net Investment Income to Average
  Net Assets                                                       5.15%           5.70%         4.02%        2.94%         3.68%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                 0.58%           0.64%         0.57%        0.57%         0.56%
 Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees *                                  4.97%           5.46%         3.82%        2.74%         3.47%

* Includes fees waived in corresponding portfolio

See Accompanying Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  ORGANIZATION

The Flex-funds Trust (the Trust) was organized in 1982 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is presently comprised of five separate funds (each a "Fund" and collectively the "Funds") offering six separate series. Effective May 1, 1992, The Money Market, Growth, and Bond Funds began investing all of their investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Muirfield Fund began on January 3, 1993 investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Total Return Utilities Fund commenced operations on June 21, 1995 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Money Market, Muirfield, Growth, Bond and Total Return Utilities Funds, the Portfolios into which they invest and the percentage of each portfolio owned by the respective Fund at December 31, 1996 is shown below:


                                                                  Approximate Percentage
                                                                  of Portfolio Held by Fund
Fund                              Portfolio                       at December 31, 1996


The Muirfield Fund                Mutual Fund Portfolio            90%
The Growth Fund                   Growth Stock Portfolio          100%
The Total Return Utilities Fund   Utilities Stock Portfolio        64%
The U.S. Government Bond Fund     Bond Portfolio                  100%
The Money Market Fund             Money Market Portfolio           34%


The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.  SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report (See page 46).

Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs - The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Growth, Bond, Muirfield and Money Market Funds have been fully amortized.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

RMA has agreed to reimburse each Fund for the amount by which annual expenses of the Fund and its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed the most restrictive expense limitation imposed by any State in which such Fund's shares are sold. Such reimbursement is limited to the total fee charged by RMA. The investment advisory fees reimbursed for the year ended December 31, 1996 were at the request of RMA and were not the result of the aforementioned expense limitations.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of
MII, serves as stock transfer, dividend disbursing and shareholder services for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee The Growth, Muirfield, and Total Return Utilities Funds each incur an annual fee equal to the greater of $15 per shareholder account, or .10% of each Fund's average net assets, payable monthly. In The Bond Fund, the annual fee is the greater of $15 per shareholder account, or .06% of the Fund's average net assets, payable monthly. In The Money Market Fund, the annual fee is the greater of $20 per shareholder account, or .06% of the Fund's average net assets, payable monthly.

MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of .03% of each Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may annually incur certain expenses associated with the distribution of fund shares in amounts not to exceed 2/10 of 1% of each Fund's average net assets, with the exception of The Total Return Utilities Fund whose amount cannot exceed 25/100 of 1% of average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

4.  COMMITMENTS AND CONTINGENCIES

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. As of December 31, 1996, the Trust has made payments of $29,620, in addition to the annual premiums paid, for the capital reserves of ICI Mutual.

The Trust is also committed to provide $51,055 should ICI Mutual experience the need for additional capital contributions.

Total assets of $105,000 invested in U.S. Treasury Bills are held in segregated accounts which collateralize a standby letter of credit in connection with the Trust's participation in ICI Mutual.

5.  CAPITAL SHARE TRANSACTIONS

At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds, and paid-in capital amounted to $119,947,497 in The Money Market Fund, $120,745,044 in The Muirfield Fund, $22,378,542 in The Growth Fund, $18,790,130 in The Bond Fund, and $4,521,433
in The Total Return Utilities Fund. (See Statements of Changes in Net Assets which are included elsewhere in this report for capital stock transactions.)

6.  DISTRIBUTIONS

The Money Market and Bond Funds declare dividends daily and distribute monthly all of their net investment income. The Total Return Utilities Fund declares as dividends and distributes monthly substantially all of its net investment income. The Muirfield and Growth Funds declare as dividends and distribute quarterly substantially all of their net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of the Funds at net asset value.

At December 31, 1996, The Growth and Bond Funds had available for Federal income tax purposes unused capital loss carryforwards. The amount in the Growth Fund is $1,339,495 which will expire in 2004, and the amount in the Bond Fund is $700,493 which will expire in the years 1997 through 2002.

7.  SUBSEQUENT EVENTS

On January 1, 1997 The Growth Fund changed its name to The Highlander Fund. In addition, The Growth Stock Portfolio (the "Portfolio") in which the Growth Fund invests all of its investable assets, changed its investment objective to seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's Composite Stock Price Index (the "S&P 500"). The new investment discipline calls for establishing separate investment portfolio components of the Portfolio's existing portfolio of assets, each such component representing one of the industry sectors comprising the S&P 500. The industry sectors are then managed by one or more subadvisers.

Independent Auditors' Report

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (comprising, respectively, The Muirfield, Growth, Total Return Utilities, U.S. Government Bond and Money Market Funds), as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                           Mutual          Growth      Utilities                           Money
                                                             Fund           Stock          Stock            Bond          Market
                                                        Portfolio       Portfolio      Portfolio       Portfolio       Portfolio


Assets:

  Investments at market value*                         $85,570,890    $17,595,283     $7,032,966     $13,381,062   $317,524,839
  Repurchase agreements*                                51,661,000      6,968,000        914,000         225,000     32,550,000

  Cash                                                         520            689            583             581        248,915
  Receivable for securities sold                                 -              -              -       4,084,554              -
  Interest receivable                                      193,699          1,968            171         125,001      3,167,087
  Dividends receivable                                           -         32,852         18,560               -              -
  Prepaid/Other assets                                         644            140             16              89            844
  Unamortized organization costs                             4,924          2,545         31,150           2,545          2,545
                                                       ===========    ===========    ===========     ===========   ============

Total Assets                                           137,431,677     24,601,477      7,997,446      17,818,832    353,494,230
                                                       -----------    -----------    -----------     -----------   ------------

Liabilites:

  Payable for futures contract settlement                1,785,305        153,300              -           8,625              -
  Payable to corresponding Fund                                  -              -              -               -        505,357
  Payable to investment adviser                             91,065         21,868          6,264           6,077         46,355
  Accrued fund accounting fees                               4,248          2,648            644           1,910          6,313
  Other accrued liabilities                                 11,491          9,979         26,184          10,626          5,980
                                                       ===========    ===========    ===========     ===========   ============

Total Liabilities                                        1,892,109        187,795         33,092          27,238        564,005
                                                       -----------    -----------    -----------     -----------   ------------

Net Assets:

  Capital                                              134,989,964     21,250,165      7,184,627      17,906,157    352,930,225
  Net unrealized gain (loss) on investments                549,604      3,163,517        779,727       (114,563)              -
                                                       ===========    ===========    ===========     ===========   ============

Net Assets                                            $135,539,568    $24,413,682     $7,964,354     $17,791,594   $352,930,225
                                                       -----------    -----------    -----------     -----------   ------------

*Securities at cost                                    136,682,286     21,399,766      7,167,239      13,720,625    350,074,839

See accompanying notes to financial statements



STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                       Mutual          Growth      Utilities                               Money
                                                         Fund           Stock           Stock            Bond             Market
                                                    Portfolio       Portfolio       Portfolio       Portfolio          Portfolio


INVESTMENT INCOME - NET:
  Interest                                         $3,331,013        $599,916         $20,631        $983,788        $20,131,315
  Dividends                                           348,105         321,268         230,516               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Investment Income                             3,679,118         921,184         251,147         983,788         20,131,315
                                                   ----------       ---------        --------        --------        -----------

Expenses:
  Investment advisory fees                          1,083,553         258,239          65,190          70,236          1,060,982
  Legal fees                                            1,543           2,040           1,535           1,543              1,522
  Audit fees                                           10,880           8,471          10,211           8,184             13,848
  Custodian fees                                       15,407           6,451           3,066           4,980             21,008
  Accounting fees                                      50,435          30,867           9,541          22,555             74,002
  Trustees fees and expenses                            4,870           7,192           5,558           4,956              4,938
  Insurance                                             2,382             536              51             340              3,913
  Amortization of organization cost                     5,453           4,992           8,996           4,992              4,992
  Other expenses                                        4,649           1,313           4,000             865              3,720
                                                   ==========       =========        ========        ========        ===========

 Total Expenses                                     1,179,172         320,101         108,148         118,651          1,188,925
  Investment advisory fees waived                           -               -               -         (10,890)         (512,876)
  Directed brokerage payments received                      -               -          (3,377)              -                  -
  Other directed payments received                    (10,397)              -               -               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Expenses - net                                1,168,775         320,101         104,771         107,761            676,049
                                                   ----------       ---------        --------        --------        -----------

INVESTMENT INCOME - NET                             2,510,343         601,083         146,376         876,027         19,455,266
                                                   ----------       ---------        --------        --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on futures contracts      (425,664)     (1,614,924)              -          41,147                  -
  Net realized gain (loss) on investments          11,000,788         301,314         348,392          (7,021)                 -
  Net change in unrealized appreciation
   (depreciation) of investments                   (5,130,740)      3,055,094         357,308        (776,915)                 -
                                                   ==========       =========        ========        ========        ===========

NET GAIN (LOSS) ON INVESTMENTS                      5,444,384       1,741,484         705,700        (742,789)                 -
                                                   ==========       =========        ========        ========        ===========

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $7,954,727      $2,342,567        $852,076        $133,238        $19,455,266
                                                   ==========       =========        ========        ========        ===========

See accompanying notes to financial statements



STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

                                                                                           Mutual                          Growth
                                                                                             Fund                           Stock
                                                                                        Portfolio                       Portfolio

                                                                               1996          1995           1996            1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                            $2,510,343     $1,278,396       $601,083       $900,867
         Net realized gain (loss) on investments and futures contracts      10,575,124     15,554,692     (1,313,610)     4,316,033
         Net change in unrealized appreciation
           (depreciation) of investments                                    (5,130,740)     5,680,803      3,055,094        111,506
                                                                            -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                         7,954,727     22,513,891      2,342,567      5,328,406
                                                                            -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      32,575,692     34,671,819      4,020,512      1,680,821
         Withdrawals                                                       (27,099,980)   (18,261,284)    (6,486,427)    (4,640,744)
                                                                            -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                   5,475,712     16,410,535     (2,465,915)    (2,959,923)
                                                                            -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     13,430,439     38,924,426       (123,348)     2,368,483
                                                                            ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                           122,109,129     83,184,703     24,537,030     22,168,547
                                                                            ===========    ==========     ===========     =========

NET ASSETS - End of period                                                $135,539,568   $122,109,129    $24,413,682    $24,537,030
                                                                            ===========    ==========     ===========     =========


                                      B-70



                                                                                         Utilities
                                                                                             Stock                           Bond
                                                                                         Portfolio                      Portfolio

                                                                               1996          1995*          1996             1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $146,376       $29,889        $876,027      $841,854
         Net realized gain (loss) on investments and futures contracts        348,392        (1,067)         34,126       988,487
         Net change in unrealized appreciation
           (depreciation) of investments                                      357,308       422,419        (776,915)      667,977
                                                                          -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                          852,076       451,241         133,238     2,498,318
                                                                          -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      5,138,546     3,908,655       4,220,008     2,890,694
         Withdrawals                                                       (2,317,138)      (69,026)     (2,627,674)   (2,330,962)
                                                                          -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                  2,821,408     3,839,629       1,592,334       559,732
                                                                          -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     3,673,484     4,290,870       1,725,572     3,058,050
                                                                          ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                            4,290,870             -      16,066,022    13,007,972
                                                                          ===========    ==========     ===========     =========

NET ASSETS - End of period                                                 $7,964,354    $4,290,870     $17,791,594   $16,066,022
                                                                          ===========    ==========     ===========     =========


                                      B-71



                                                                                                  Money
                                                                                                 Market
                                                                                              Portfolio

                                                                                1996               1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $19,455,266        $11,720,462
         Net realized gain (loss) on investments and futures contracts                 -                  -
         Net change in unrealized appreciation
           (depreciation) of investments                                               -                  -
                                                                           -------------       ------------

Net increase in net assets resulting from operations                          19,455,266         11,720,462
                                                                           -------------       ------------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                     1,414,075,891        753,617,719
         Withdrawals                                                      (1,335,249,306)      (735,213,083)
                                                                           -------------       ------------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                    78,826,585         18,404,636
                                                                           -------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       98,281,851         30,125,098
                                                                           =============       ============

NET ASSETS - Beginning of period                                             254,648,374        224,523,276
                                                                           =============       ============

NET ASSETS - End of period                                                  $352,930,225       $254,648,374
                                                                           =============       ============

*For the period June 21, 1995 through December 31, 1996

See accompanying notes to financial statements



FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

MUTUAL FUND PORTFOLIO

                                                                               Year Ended December 31,

                                                                 1996              1995         1994         1993


Net Assets, End of Period ($000)                                 135,540           122,109       83,185       81,605
Ratio of Expenses to Average Net Assets*                            0.87%             0.95%        1.01%        1.03%
Ratio of Net Investment Income to Average Net Assets                1.86%             1.26%        2.76%        0.09%
Portfolio Turnover Rate                                           297.41%           186.13%      168.17%      279.56%

*Ratio of expenses both with and without effect of directed payments

GROWTH STOCK PORTFOLIO

                                                                                                        For The Period May 1, 1992
                                                                Year Ended December 31,                       to December 31, 1992
                                                           1996           1995         1994        1993


Net Assets, End of Period ($000)                         24,414          24,537       22,169       26,172             25,556
Ratio of Expenses to Average Net Assets                    1.24%           1.25%        1.23%        1.23%              1.22% 1
Ratio of Net Investment Income to Average Net Assets       2.33%           3.78%        2.35%        0.99%              2.04% 1
Portfolio Turnover Rate                                   81.66%         337.57%      102.76%       99.54%            129.44%
Average brokerage commission per share 2                  $0.091          $0.0806         N/A          N/A               N/A

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.

UTILITY STOCK PORTFOLIO

                                                                                                               For The Period
                                                                                For The Year Ended            June 21, 1995 *
                                                                                 December 31, 1996       to December 31, 1995


Net Assets, End of Period ($000)                                                             7,964          4,291
Ratio of Expenses to Average Net Assets                                                      1.61%          2.32% 1
Ratio of Net Investment Income to Average Net Assets                                         2.24%          2.09% 1
Ratio of Expenses to Average Net Assets before directed brokerage payments                   1.66%          2.40% 1
Ratio of Net Investment Income to Average Net Assets before
 directed brokerage payments                                                                 2.19%          2.01% 1
Portfolio Turnover Rate                                                                     50.79%          5.06%
Average brokerage commission per share 2                                                    $0.060        $0.0600

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.
* Date of commencement of operations

See accompanying notes to financial statements



FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

BOND PORTFOLIO

                                                                                                          For The Period May 1, 1992
                                                                     Year Ended December 31,              to December 31, 1992
                                                            1996         1995         1994      1993


Net Assets, End of Period ($000)                          17,792       16,066       13,008       13,178       11,126
Ratio of Expenses to Average Net Assets                     0.61%        0.57%        0.56%        0.60%        0.58% 1
Ratio of Net Investment Income to Average Net
  Assets                                                    4.99%        5.82%        4.15%        4.62%        5.40% 1
Ratio of Expenses to Average Net Assets, before
  waiver of fees                                            0.68%        0.71%        0.70%        0.71%        0.80% 1
Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees                             4.92%        5.68%        4.01%        4.51%        5.18% 1
Portfolio Turnover Rate                                   778.59%      232.34%      707.57%      235.74%      132.53%

1 Annualized

MONEY MARKET PORTFOLIO

                                                                                                               For The Period
                                                                                                                  May 1, 1992
                                                                  Year Ended December 31,                  to Dec. 31, 1992
                                                         1996          1995           1994         1993


Net Assets, End of Period ($000)                        352,930       256,126       224,523       200,148       244,272
Ratio of Expenses to Average Net Assets                   0.19%         0.21%         0.19%         0.19%         0.18% 1
Ratio of Net Investment Income to Average
 Net Assets                                               5.34%         5.87%         4.28%         3.09%         3.60% 1
Ratio of Expenses to Average Net Assets,
 before waiver of fees                                    0.33%         0.37%         0.39%         0.40%         0.40% 1
Ratio of Net Investment Income to Average
 Net Assets, before waiver of fees                        5.20%         5.70%         4.08%         2.88%         3.38% 1
Portfolio Turnover Rate                                     N/A           N/A           N/A           N/A           N/A

1 Annualized

See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for all the Portfolios, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value in accordance with Rule 2a-7 of the Investment Company Act of 1940. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund. Valuations in The Bond Portfolio are determined as of 3:00 p.m. Eastern time.

Repurchase Agreements - It is the Portfolios' policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures - Each Portfolio except the Money Market Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated. During the period ended December 31, 1996 the Portfolios wrote the following option contracts:


                                              GROWTH STOCK PORTFOLIO                             BOND PORTFOLIO

                                    Number of Contracts      Number of Premiums    Number of Contracts     Number of Premiums


Outstanding at Beginning of Period         3,300                $4,881,362                 20                $10,850

Options Written                                -                         -                  -                      -
Options Terminated                        (3,300)               (4,881,362)               (20)              (10,850)
                                          ======                ==========               =====              ========

Outstanding at End of Period                   0                        $0                  0                     $0


Income Taxes - It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs - The costs related to the organization of each of the five Portfolios have been deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period.

Other - The Portfolios follow industry practice and record security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2.  INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management, research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly a fee based upon the average daily value of each Portfolios' net assets at the following annual rates: Mutual Fund, Growth Stock, and Utilities Stock Portfolio, 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million; Bond Portfolio, 0.40% of average net assets up to $100 million and 0.20% of average net assets exceeding $100 million; Money Market Portfolio, 0.40% of average net assets up to $100 million and 0.25% of average net assets exceeding $100 million. During the year ended December 31, 1996, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for all of the Portfolios. The minimum annual fee for all such services for the Mutual Fund, Growth Stock, Bond, and Utilities Stock Portfolios is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the respective Portfolio's average net assets. In the Money Market Portfolio the minimum annual fee for accounting services is $30,000. Subject to the applicable minimum fee, the Money Market Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 were as follows:


                                        Purchases               Sales


Mutual Fund Portfolio                  $127,926,031         $179,435,771
Growth Stock Portfolio                 $  2,990,564         $    792,118
Utilities Stock Portfolio              $  5,484,900         $  3,084,727


As of December 31, 1996, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:


                                                                               Net Unrealized
                                              Unrealized        Unrealized       Appreciation
                              Investment    Appreciation      Depreciation      (Depreciation)
                                    Cost  of Investments    of Investments      of Investments


Mutual Fund Portfolio       $136,682,286     $1,034,293         $(484,688)        $549,605
Growth Stock Portfolio       $21,399,766     $3,267,845         $(104,329)      $3,163,516
Bond Portfolio               $13,720,625            $54         $(114,617)       $(114,563)
Utilities Stock Portfolio     $7,167,239       $902,962         $(123,235)        $779,727


Independent Auditors' Report

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, and Money Market
Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Columbus, Ohio
January 31, 1997

                                     PART C
                                OTHER INFORMATION
                                -----------------


Item 24. Financial Statements and Exhibits

     (a) Index to Financial Statements

          Financial Statements included in Part A

               Financial Highlights

          Financial Statements included in Part B

               REGISTRANT -- THE FLEX-FUNDS

               Statements of Assets and Liabilities - December 31, 1996 Statements of Operations - For the period ended December 31, 1996 Statements of Changes in Net Assets - for the periods ended
                    December 31, 1996 and 1995
               Financial Highlights - for the periods indicated therein
               Notes to Financial Statements
               Independent Auditors' Report dated January 31, 1997.

               PORTFOLIOS -- MONEY MARKET, MUTUAL FUND, GROWTH STOCK, UTILITIES
                    STOCK AND BOND PORTFOLIOS

               Portfolio of Investments - December 31, 1996
               Statements of Assets and Liabilities - December 31, 1996 Statements of Operations - For the period ended December 31, 1996 Statements of Changes in Net Assets - for the periods ended
                    December 31, 1996 and 1995
               Financial Highlights - for the periods indicated therein
               Notes to Financial Statements
               Independent Auditors' Report dated January 31, 1997.

Statements and schedules other than those listed above are omitted because they are not required, or because the information required is included in the financial statements or notes thereto.

(b) EXHIBITS:

     1. Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     2. By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     3.   Not Applicable.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Not Applicable

     7.   Not Applicable.

     8. Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated herein by reference.

     9. Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

     10. Opinion and Consent of Counsel - filed as an exhibit to Registrant's First Pre-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

     11. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

     12.  Not Applicable.

     13. Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     14. Model Plans and related documents to be used in the establishment of retirement plans in conjunction with shares of the Registrant -- incorporated by reference to Part II, Item 1(b)(14) of Registrant's First Pre-effective Amendment of the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     15. 12b-1 Plans for The Growth Fund, The U.S. Government Bond Fund and The Money Market Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Third Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about March 1, 1985, and is incorporated herein by reference. The 12b-1 Plan for The Muirfield Fund was filed as an exhibit to Registrant's 10th Post-Effective Amendment to Form N-1A filed with the Commission on August 5, 1988, and is incorporated herein by reference. The 12b-1 and Service Plan for the Total Return Utilities Fund was filed as an exhibit to the Registrant's 29th Post-Effective Amendment to Form N-1A filed with the Commission on January 12, 1995 and is incorporated herein by reference.

     16. Schedule for computation of performance quotation for The Total Return Utilities Fund is filed herewith.

     17. Financial Data Schedule for The Total Return Utilities Fund is filed herewith.

     18.  Not Applicable.

     19. Powers of Attorney of Trustees of Registrant and the Utilities Stock Portfolio - previously filed and incorporated herein by reference; however, Powers of Attorney of new Trustees of Registrant and the Utilities Stock Portfolio are filed herewith.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES AT DECEMBER 31, 1996.

          Title of                                 Number of
          Class                Fund                Record Holders
          --------             ----                --------------

          Shares of            Total Return              231
          Beneficial           Utilities Fund
          Interest

Item 27.  INDEMNIFICATION

          Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Not applicable.

Item 29.  PRINCIPAL UNDERWRITERS.

          Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Star Bank, N.A., the Trust's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 31.  MANAGEMENT SERVICES.

          None

Item 32.  UNDERTAKINGS.

          (a)  Not applicable.
          (b)  Not applicable.
          (c) If the information called for by Item 5A of this Registration Statement is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.
          (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dublin, and the State of Ohio on the 29th day of April, 1997.


                                             THE FLEX-FUNDS



                                             BY: /s/ Donald F. Meeder
                                                 ----------------------------
                                                  Donald F. Meeder,
                                                  Secretary/Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Date Signed April 29, 1997                   /s/ Donald F. Meeder
                                             --------------------------------
                                             Donald F. Meeder,
                                             Secretary/Treasurer


                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                      copies of which are enclosed herewith
              as Exhibits, for Roger D. Blackwell, Richard A. Farr,
             John M. Emery, Robert Meeder, Jr., Robert Meeder, Sr.,
           Milton S. Bartholomew, William L. Gurner, Russel G. Means,
             Lowell G. Miller, Walter L. Ogle and Philip A. Voelker,
                           Trustees of The Flex-funds



                                             /s/ Donald F. Meeder
Date Signed April 29, 1997                   ----------------------------------
                                             Donald F. Meeder, Attorney-in-Fact

                                   SIGNATURES


     Utilities Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 33-88420) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 29th day of April, 1997.


                                             UTILITIES STOCK PORTFOLIO



                                             By: /s/ Donald F. Meeder
                                                 -----------------------------
                                                 Donald F. Meeder


     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 33-88420) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 29, 1997.


         SIGNATURE                      TITLE
         ---------                      -----

ROBERT S. MEEDER, SR.*
--------------------------------        President and Trustee
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*
--------------------------------        Trustee
Milton S. Bartholomew

ROGER  D. BLACKWELL*
--------------------------------        Trustee
Roger D. Blackwell

JOHN M. EMERY*
--------------------------------        Trustee
John M. Emery

RICHARD A. FARR*
--------------------------------        Trustee
Richard A. Farr

WILLIAM L. GURNER*
--------------------------------        Trustee
William L. Gurner

RUSSEL G. MEANS*
--------------------------------        Trustee
Russel G. Means

/S/ DONALD F. MEEDER
--------------------------------        Secretary/Treasurer, Principal Financial
Donald F. Meeder                        Officer and Principal Accounting Officer

ROBERT S. MEEDER, JR.*
--------------------------------        Vice President and Trustee
Robert S. Meeder, Jr.

LOWELL G. MILLER*
--------------------------------        Trustee
Lowell G. Miller

WALTER L. OGLE*
--------------------------------        Trustee
Walter L. Ogle

PHILIP A. VOELKER*
--------------------------------        Vice President and Trustee
Philip A. Voelker


*By: /S/ DONALD F. MEEDER
     ---------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney